Exhibit 10.9.5

EXECUTION COPY

AMENDMENT NO. 3
TO MASTER REPURCHASE AGREEMENT
Amendment No. 3 to Master Repurchase Agreement, dated as of August 6, 2018 (this “Amendment”), among BARCLAYS BANK PLC, as purchaser and agent (the “Purchaser”), REVERSE MORTGAGE SOLUTIONS, INC., as seller (the “Seller”), and DITECH HOLDING CORPORATION, as guarantor (the “Guarantor”).
RECITALS
The Purchaser and the Seller are parties to that certain (a) Master Repurchase Agreement, dated as of April 23, 2018, as amended by that certain Amendment No. 1 to Master Repurchase Agreement dated as of May 15, 2018, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement dated as of May 30, 2018 (as the same may be further amended, restated, supplemented or otherwise modified as of the date hereof, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Side Letter, dated as of April 23, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of April 23, 2018, by the Guarantor in favor of the Purchaser. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement, and if not defined therein, shall have the meanings given to them in the Guaranty.
The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
Section 1.Amendment of Existing Repurchase Agreement.
(a)    Section 2 of the Existing Repurchase Agreement is hereby amended to add the following defined term in the correct alphabetical order:
“FCA” means the United Kingdom Financial Conduct Authority.
(b)    Section 14(g)(ii)(B) of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
“(B) RMS shall ensure that (I) at the close of business on the last Business Day of any month, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $20,000,000 and (II) at all other times,

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Amendment No. 3 to MRA

it has cash (other than Restricted Cash) and Cash Equivalents in an amount of not less than $10,000,000.”
(c)    The Existing Repurchase Agreement is hereby amended by adding the following as a new Section 44 in its proper numerical sequence:
44. NOTICE REGARDING CLIENT MONEY RULES.
Purchaser, as a CRD credit institution (as such term is defined in the rules of the FCA), holds all money received and held by it hereunder as banker and not as trustee. Accordingly, money that is received and held by Purchaser from Seller will not be held in accordance with the provisions of the FCA’s Client Asset Sourcebook relating to client money (the “Client Money Rules”) and will not be subject to the statutory trust provided for under the Client Money Rules.
In particular, Purchaser shall not segregate money received by it from Seller from Purchaser money and Purchaser shall not be liable to account to you for any profits made by Purchaser use as banker of such cash and upon failure of Purchaser, the client money distribution rules within the Client Asset Sourcebook (the “Client Money Distribution Rules”) will not apply to these sums and so you will not be entitled to share in any distribution under the Client Money Distribution Rules.
(d)    The following provision of Exhibit A to the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
“Maintenance of Liquidity. The Seller has ensured that, (a) as the close of business on the last Business Day of any month, it has had cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $20,000,000 and (b) at all other times, it has had cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $10,000,000.”

(e)    Section IV to Schedule I to Exhibit A to the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
“IV. Liquidity

Total cash (other than Restricted    $
Cash)

Total unrestricted Cash Equivalents     $

Total                     $

Liquidity Covenant (last Business     $20,000,000
Day of month)

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Amendment No. 3 to MRA

Liquidity Covenant (at all times)    $10,000,000

Compliance?                 Yes / No”

SECTION 2.    Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
2.1    Delivered Documents. On the Amendment Effective Date, the Purchaser shall have received the following documents, each of which shall be satisfactory to the Purchaser in form and substance:
(a)    this Amendment, executed and delivered by the Purchaser, the Seller and the Guarantor; and
(b)    such other documents as the Purchaser or counsel to the Purchaser may reasonably request.
SECTION 3.    Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.
SECTION 4.    [Reserved].
SECTION 5.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
SECTION 7.    Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Purchaser under the Repurchase Agreement and Pricing Side Letter, as amended hereby.
SECTION 8.    Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement shall remain in full force and effect in accordance with its terms.
SECTION 9.    [Reserved].
SECTION 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE

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STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

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Amendment No. 3 to MRA

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
BARCLAYS BANK PLC, as Purchaser
By: /s/ Ellen Kiernan
Name: Ellen Kiernan
Title: Director

Signature Page to Amendment No. 3 to Master Repurchase Agreement

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Amendment No. 3 to MRA

REVERSE MORTGAGE SOLUTIONS, INC., as Seller
By: /s/ Kimberly A. Perez
Name: Kimberly A. Perez
Title: Senior Vice President and Chief Accounting Officer

Signature Page to Amendment No. 3 to Master Repurchase Agreement

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Amendment No. 3 to MRA

DITECH HOLDING CORPORATION, as Guarantor
By: /s/ Kimberly A. Perez
Name: Kimberly A. Perez
Title: Senior Vice President and Chief Accounting Officer

Signature Page to Amendment No. 3 to Master Repurchase Agreement

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Amendment No. 3 to MRA